GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Oct. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

The goodwill balances at October 31, 2011, 2010 and 2009 and the movements in 2011and 2010 for each of our reportable segments are shown in the table below:

	Life Sciences	Chemical Analysis	Diagnostics and Genomics	Electronic Measurement	Total
	(in millions)
Goodwill as of October 31, 2009	$107	$151	$16	$381	$655
Foreign currency translation impact	4	17	1	23	45
Divestitures	(1)	(24)	—	(13)	(38)
Goodwill arising from acquisitions	160	603	24	7	794
Goodwill as of October 31, 2010	$270	$747	$41	$398	$1,456
Foreign currency translation impact and other adjustments	3	7	—	37	47
Goodwill arising from acquisitions	46	11	7	—	64
Goodwill as of October 31, 2011	$319	$765	$48	$435	$1,567

Subsequent to October 31, 2011, we formed a fourth segment, diagnostics and genomics, from a portion of our pre-existing life sciences segment.  As a result, Agilent has four segments, life sciences, chemical analysis, diagnostics and genomics and electronic measurement, which are the same as our reporting units.  In fiscal year 2011, we assessed goodwill impairment for our previous three reporting units; life sciences, chemical analysis, and electronic measurement.  In connection with our reporting unit change subsequent to October 31, 2011, we have re-assigned a portion of goodwill from our life sciences segment to our diagnostics and genomics segment and no goodwill impairment was recorded.

The component parts of other intangible assets at October 31, 2011 and 2010 are shown in the table below:

	Other Intangible Assets
	Gross Carrying Amount	Accumulated Amortization and Impairments	Net Book Value
	(in millions)
As of October 31, 2010:
Purchased technology	$466	$176	$290
Backlog	12	12	—
Trademark/Tradename	39	13	26
Customer relationships	236	77	159
Total amortizable intangible assets	$753	$278	$475
In-Process R&D	19	—	19
Total	$772	$278	$494
As of October 31, 2011:
Purchased technology	$510	$246	$264
Backlog	12	12	—
Trademark/Tradename	40	20	20
Customer relationships	249	114	135
Total amortizable intangible assets	$811	$392	$419
In-Process R&D	10	—	10
Total	$821	$392	$429

In 2011, we recorded additions to goodwill of $64 million relating to the purchase of three businesses. We also recorded a $27 million addition to goodwill during the year in the electronic measurement segment relating to deferred taxes from a prior acquisition. In 2011, we recorded additions to other intangibles of $42 million related to the purchase of three businesses. We also recorded $7 million of foreign exchange translation impact to other intangibles for the year. In 2011, in-process research and development decreased $9 million from the prior year as amounts for completed projects were reclassified to purchased technology and we began amortization.

In 2010, we recorded $794 million of goodwill primarily relating to the Varian acquisition. The Varian acquisition is fully discussed in Note 3, "Acquisition of Varian". Goodwill was reduced by $38 million due to divestitures of the network systems business and Hycor during 2010. We recorded $422 million of additions to other intangible assets and recorded $13 million of impairment charges to other intangible assets and reduced other intangible assets by $13 million primarily related to divestiture of the Hycor business.

Amortization of intangible assets was $111 million in 2011, $76 million in 2010, and $45 million in 2009. In addition, we recorded $3 million of impairments of other intangibles related to an exited business during 2011. Future amortization expense related to existing purchased intangible assets is estimated to be $95 million in 2012, $78 million for 2013, $68 million for 2014, $58 million for 2015, $51 million for 2016, and $79 million thereafter.